UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 26, 2016, as supplemented

Includes:

•	UBS RMA Government Money Market Fund

December 28, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS RMA Government Money Market Fund (the “fund”) regarding a voluntary fee waiver for the fund.

The Prospectus is hereby supplemented as shown below.

Effective from January 1, 2017 through January 31, 2017, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.02% of its management fee (imposed at the related master fund level) for the fund in order to voluntarily reduce the fund’s expenses by 0.02%.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level (e.g., doing so in order to maintain a positive fund yield in a low interest rate environment). Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-859